                 AmeriCredit Automobile Receivables Trust 1998-B
                       Class A-1 5.629% Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                       Class A-4 6.06% Asset Backed Notes
                       Class A-5 6.12% Asset Backed Notes
                       Preliminary Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-B, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of May 11, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:                           03/01/99
Monthly Period Ending:                              03/31/99


             I.       MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

             A.       Beginning of period Aggregate Principal Balance                                                $416,015,430
                                                                                                                     ------------

             B.       Purchase of Subsequent Receivables                                                                         0
                                                                                                                     -------------

             C.       Monthly Principal Amounts
                      (1)     Collections on Receivables outstanding
                                    at end of period                                               13,251,149
                                                                                                  -----------
                      (2)     Collections on Receivables paid off
                                    during period                                                   5,450,513
                                                                                                  -----------
                      (3)      Receivables becoming Liquidated Receivables
                                    during period                                                   3,582,374
                                                                                                  -----------
                      (4)      Receivables becoming Purchased Receivables
                                    during period
                                                                                                  -----------
                      (5)      Cram Down Losses occurring during period
                                                                                                  -----------
                      (6)      Other Receivables adjustments                                          171,330
                                                                                                  -----------
                      (7)       Less amounts allocable to Interest                                 (6,107,939)
                                                                                                  -----------
                      Total Monthly Principal Amounts                                                                  16,347,427
                                                                                                                     ------------

             D.       End of period Aggregate Principal Balance                                                      $399,668,003
                                                                                                                     ------------
                                                                                                                     ------------

             E.       Pool Factor                                                                                      76.127249%
                                                                                                                     ------------
                                                                                                                     ------------



 II. MONTHLY PERIOD NOTE BALANCE CALCULATION:



                                                Class A-1  Class A-2      Class A-3      Class A-4      Class A-5         TOTAL
                                                ---------  ---------      ---------      ---------      ---------      ------------


 A. Beginning of period Note Balance            $       0  $158,929,205   $77,000,000    $108,000,000   $50,000,000    $393,929,205
                                                -----------------------------------------------------------------------------------
 B. Noteholders' Principal                              0    16,347,427             0               0             0      16,347,427
      Distributable Amount
 C. Noteholders' Accelerated                            0     1,554,335             0               0             0       1,554,335
      Principal Amount
 D. Accelerated Payment Amount Shortfall                0        44,627             0               0             0          44,627
 E. Note Prepayment Amount                              0             0             0               0             0               0
 F. Deficiency Claim Amount                             0             0             0               0             0               0
                                                -----------------------------------------------------------------------------------

 G. End of period Note Balance                  $       0  $140,982,816   $77,000,000    $108,000,000   $50,000,000    $375,982,816
                                                -----------------------------------------------------------------------------------
                                                -----------------------------------------------------------------------------------

 H. Note Pool Factors                            0.000000%   81.024607%   100.000000%     100.000000%   100.000000%      71.615774%
                                                -----------------------------------------------------------------------------------
                                                -----------------------------------------------------------------------------------


III.  RECONCILIATION OF PRE-FUNDING ACCOUNT:


             A.       Beginning of period Pre-Funding Account balance                                            $         0
                                                                                                                 -----------
             B.       Purchase of Subsequent Receivables                                               0
                                                                                           -------------
             C.       Investment Earnings                                                              0
                                                                                           -------------
             D.       Investment Earnings Transfer to Collections Account                              0
                                                                                           -------------
             E.       Payment of Mandatory Prepayment Amount                                           0
                                                                                           -------------

                                                                                                                           0
                                                                                                                 -----------
             F.       End of period Pre-Funding Account balance                                                  $         0
                                                                                                                 -----------
                                                                                                                 -----------



IV.          CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT



             A.       Total Monthly Principal Amounts                                                            $16,347,427
                                                                                                                 -----------
             B.       Required Pro-forma Security Balance                                    359,701,203
                                                                                           -------------
             C.       Pro-forma Security Balance (Assuming 100% Paydown of                   377,581,778
                         Total Monthly Principal Amounts)
                                                                                           -------------
             D.       Step-down Amount  (B. - C.)                                                                          0
                                                                                                                 -----------

             E.       Principal Distributable Amount  (A.- D.)                                                   $16,347,427
                                                                                                                 -----------
                                                                                                                 -----------



V.           RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:



             A.       Beginning of period Capitalized Interest  Account balance                                  $         0
                                                                                                                 -----------
             B.       Monthly Capitalized Interest Amount                                              0
                                                                                           -------------
             C.       Investment Earnings                                                              0
                                                                                           -------------
             D.       Investment Earnings Transfer to Collections Account                              0
                                                                                           -------------
             E.       Payment of Overfunded Capitalized Interest Amount                                0
                                                                                           -------------
             F.       Payment of Remaining Capitalized Interest Account                                0
                                                                                           -------------
                                                                                                                           0
                                                                                                                 -----------
             G.       End of period Capitalized Interest Account balance                                         $         0
                                                                                                                 -----------
                                                                                                                 -----------



VI.          RECONCILIATION OF COLLECTION ACCOUNT:



             A.       Available Funds:
                      (1)     Collections on Receivables during period
                                    (net of Liquidation Proceeds)                          $  18,701,662
                                                                                           -------------
                      (2)      Liquidation Proceeds collected
                                    during period                                              1,830,179
                                                                                           -------------
                      (3)      Purchase Amounts deposited in Collection
                                     Account                                               -------------
                      (4)   (a)      Investment Earnings - Collection Account                     42,946
                                                                                           -------------
                            (b)      Investment Earnings - Transfer From
                                         Prefunding Account                                            0
                                                                                           -------------
                            (c)       Investment Earnings - Transfer From
                                         Capitalized Interest Account                                  0
                                                                                           -------------
                      (5)       Collection of Supplemental Servicing Fees
                            (a)       Extension Fees                                              98,876
                                                                                           -------------
                            (b)       Repo and Recovery Fees Advanced                             96,338
                                                                                           -------------
                            (c)       Other Fees                                                 118,987
                                                                                           -------------
                      (6)       Monthly Capitalized Interest Amount                                    0
                                                                                           -------------
                      (7)       Mandatory Prepayment Amount                                -------------

                      Total Available Funds                                                                       20,888,988
                                                                                                                 -----------

             B.       Distributions:

                      (1)      Base Servicing Fee and Supplemental Servicing Fees
                            (a)       Base Servicing Fee                                         780,029
                                                                                           -------------
                            (b)       Repo and Recovery Fees                                      96,338
                                                                                           -------------
                            (c)       Bank Service Charges                                        10,059
                                                                                           -------------
                            (d)       Other Fees                                                 118,987
                                                                                           -------------
                      (2)      Agent fees                                                            500
                                                                                           -------------
                      (3)      Refunds of Overpayments paid by AFS                                31,925
                                                                                           -------------
                      (4)      Noteholders' Interest Distributable Amount
                                       (a)        Class A - 1                                          0
                                                                                           -------------
                                       (b)        Class A - 2                                    686,331
                                                                                           -------------
                                       (c)        Class A - 3                                    333,848
                                                                                           -------------
                                       (d)        Class A - 4                                    545,400
                                                                                           -------------
                                       (e)        Class A - 5                                    255,000
                                                                                           -------------

                      (5)      Noteholders' Principal Distributable Amount
                                       (a)        Class A - 1                                          0
                                                                                           -------------
                                       (b)        Class A - 2                                 16,347,427
                                                                                           -------------
                                       (c)        Class A - 3                                          0
                                                                                           -------------
                                       (d)        Class A - 4                                          0
                                                                                           -------------
                                       (e)        Class A - 5                                          0
                                                                                           -------------

                      (6)      Security Insurer Premiums                                         128,809
                                                                                           -------------

                      Total distributions                                                                         19,334,653
                                                                                                                 -----------
             C.         Excess Available Funds  (or Deficiency Claim Amount )                                      1,554,335
                                                                                                                 -----------
             D.         Noteholders' Accelerated Principal Amount                                                 (1,554,335)
                                                                                                                 -----------
             E.         Deposit to Spread Account                                                                $         0
                                                                                                                 -----------



VlI.         CALCULATION OF ACCELERATED PRINCIPAL AMOUNT



             A.         Excess Available Funds  (VI.C.)                                    $  1,554,335
                                                                                           -------------
             B.         Pro Forma Security Balance    (II.A.-II.B.)                          377,581,778
                                                                                           -------------
             C.         Required Pro Forma Security Balance   (90% x (I.D.+III.F.)           359,701,203
                                                                                           -------------
             D.         Excess of Pro Forma Balance over Required Balance   (B. - C.)         17,880,575
                                                                                           -------------
             E.         End of Period  Class A-1 Note Balance (before accel. payments)                 0
                                                                                           -------------
             F.         Greater of D. or E.                                                   17,880,575
                                                                                           -------------
             G.         Accelerated Principal Amount  (lesser of  A. or F.)                                      $ 1,554,335
                                                                                                                 -----------



VIII.        CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL



             A.         Pro Forma Security Balance                                         $ 377,581,778
                                                                                           -------------
             B.         Required Pro Forma Security Balance                                  359,701,203
                                                                                           -------------
             C.         Excess of Pro Forma Balance over Required Balance   (A. - B.)         17,880,575
                                                                                           -------------
             D.         End of Period  Class A-1 Note Balance (before accel. payments)                 0
                                                                                           -------------
             E.         Greater of C. or D.                                                   17,880,575
                                                                                           -------------
             F.         Excess Available Funds  (VI.C.)                                        1,554,335
                                                                                           -------------
             G.         Investment Earnings on Collection Account                                 42,946
                                                                                           -------------
             H.         Accelerated Payment Amount Shortfall (E.- F.+G.)                                         $16,369,186
                                                                                                                 -----------




IX.          RECONCILIATION OF SPREAD ACCOUNT:


             A.       Beginning of period Spread Account balance                                                 $13,124,998
                                                                                                                 -----------

             B.       Additions to Spread Account
                      (1)       Deposits from Collections Account                                      0
                                  (VI. E.)
                                                                                           -------------
                      (2)       Investment Earnings                                               44,627
                                                                                           -------------
                      (3)       Deposits Related to Subsequent                                         0
                                  Receivables Purchases
                                                                                           -------------

                      Total Additions                                                                                 44,627
                                                                                                                 -----------

             C.       Spread Account balance available for withdrawals                                            13,169,625
                                                                                                                 -----------

             D.       Requisite Amount of Spread Account
                        (1)      Initial Spread Account Deposit                            $  10,624,961
                                                                                           -------------
                        (2)      Subsequent Spread Account Deposits                            2,500,037
                                                                                           -------------
                        (3)      Total Initial & Subsequent Spread Account                    13,124,998
                                     Deposits (1)+(2)
                                                                                           -------------
                        (4)      $100,000                                                        100,000
                                                                                           -------------
                        (5)      2% of Original Pool Balance                                  10,499,999
                                     (total deliveries)
                                                                                           -------------
                        (6)      End of period Note Balance (before accel.                   376,027,443
                                     principal shortfall calc)
                                                                                           -------------
                        (7)      Lesser of (5) or (6)                                         10,499,999
                                                                                           -------------
                        (8)      Floor Amount Greater of (4) or (7)                           10,499,999
                                                                                           -------------
                        (9)      Aggregate Principal Balance                                 399,668,003
                                                                                           -------------
                       (10)      End of period Note Balance (before accel.                    376,027,443
                                     principal shortfall calc)
                                                                                           -------------
                       (11)      Line (9) less line (10)                                      23,640,560
                                                                                           -------------
                       (12)      OC level     (11) / (9)                                           5.92%
                                                                                           -------------
                       (13)      13% less OC level, if OC level is greater                           n/a
                                     than 10%
                                                                                           -------------
                       (14)      If OC level is equal to or greater than 10%,
                                     Percent in (13) x End of Period
                                     Aggregate Principal Balance                                     n/a
                                                                                           -------------
                       (15)      If OC level is less than 10%, 2.5% of                        13,124,998
                                     Original Pool Balance (total deliveries)
                                                                                           -------------
                       (16)      15% of end of period Aggregate Principal                            n/a
                                     Balance if Trigger Date
                                                                                           -------------

                      Requisite Amount of Spread Account (either (3), (8),                                        13,124,998
                            (14), (15), or (16) as applicable)
                                                                                                                  ----------

             E.       Withdrawals from Spread Account
                      (1)       Priority First - Deficiency Claim Amount                   -------------
                      (2)       Priority Second through Third                              -------------
                      (3)       Priority Fourth - Accelerated Payment
                                  Amount Shortfall                             16,369,186
                                                                               ----------
                                Accelerated Payment Amount
                                  Shortfall in Excess of Requisite Amount                         44,627
                                                                                           -------------
                      (4)       Priority Fifth through Sixth

                                                                                           -------------
                      (5)       Priority Seventh - to Servicer
                                                                                           -------------

                      Total withdrawals                                                                               44,627
                                                                                                                 -----------


             F.       End of period Spread Account balance                                                       $13,124,998
                                                                                                                 -----------


X.         MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:


             A.       Beginning of period number of Receivables                                                       38,036
                                                                                                                 -----------

             B.       Number of Subsequent Receivables Purchased                                                           0
                                                                                                                 -----------

             C.       Number of Receivables becoming Liquidated
                             Receivables during period                                                                   331

                                                                                                                 -----------

             D.       Number of Receivables becoming Purchased
                             Receivables during period                                                           -----------

             E.       Number of Receivables paid off during period                                                       649
                                                                                                                 -----------

             F.       End of period number of Receivables                                                             37,056
                                                                                                                 -----------
                                                                                                                 -----------



XI.         STATISTICAL DATA:


             A.       Weighted Average APR of the Receivables                                                         18.76%
                                                                                                                 -----------

             B.       Weighted Average Remaining Term of the Receivables                                               45.38
                                                                                                                 -----------

             C.       Average Receivable Balance                                                                 $    10,786
                                                                                                                 -----------

             D.       Aggregate Realized Losses                                                                  $16,105,873
                                                                                                                 -----------




By:    -----------------------------------
Name:  Preston A. Miller
Title: Executive Vice President and Treasurer
Date:  April 1, 1999

                 AmeriCredit Automobile Receivables Trust 1998-B
                       Class A-1 5.629% Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                       Class A-4 6.06% Asset Backed Notes
                       Class A-5 6.12% Asset Backed Notes
                             Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-B, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of May 11, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:                    03/01/99
Monthly Period Ending:                       03/31/99


I.           MONTHLY PERIOD NOTE BALANCE CALCULATION:




                                            Class A-1    Class A-2      Class A-3     Class A-4      Class A-5       TOTAL
                                            ---------   ------------   -----------   ------------   -----------   ------------

      A.   Preliminary End of                      $0   $140,982,816   $77,000,000   $108,000,000   $50,000,000   $375,982,816
            period Note Balance
                                            ----------------------------------------------------------------------------------

      B.   Deficiency Claim Amount                  0              0             0              0             0               0

      C.   End of period Note Balance              $0   $140,982,816   $77,000,000   $108,000,000   $50,000,000   $375,982,816
                                            ----------------------------------------------------------------------------------
                                            ----------------------------------------------------------------------------------


      D.   Note Pool Factors                0.000000%     81.024607%   100.000000%    100.000000%   100.000000%     71.615774%
                                            ----------------------------------------------------------------------------------
                                            ----------------------------------------------------------------------------------



II.          RECONCILIATION OF SPREAD ACCOUNT:


             A.       Preliminary End of period Spread Account balance                               $13,124,998
                                                                                                     -----------

             B.       Priority First - Deficiency Claim Amount from preliminary certificate                    0
                                                                                                     -----------

             C.       End of period Spread Account balance                                           $13,124,998
                                                                                                     -----------



X.          PERFORMANCE TESTS:


             A.       Delinquency Ratio
                      (1)      Receivables with Scheduled Payment
                                     delinquent more than 60 days
                                     at end of period                                      $  9,390,931
                                                                                           ------------
                      (2)           Purchased Receivables with Scheduled
                                      Payment delinquent more than 60 days
                                      at end of period
                                                                                           ------------
                      (3)      Beginning of period Principal Balance                        416,015,430
                                                                                           ------------
                      (4)      Delinquency Ratio (1)+(2) divided by (3)                                                2.26%
                                                                                                                 -----------
                      (5)      Previous Monthly Period Delinquency Ratio                                               2.51%
                                                                                                                 -----------
                      (6)      Second previous Monthly Period Delinquency Ratio                                        2.93%
                                                                                                                 -----------
                      (7)      Average Delinquency Ratio (4)+(5)+(6)
                                    divided by 3                                                                       2.57%
                                                                                                                 -----------
                      (8)      Compliance (Delinquency Test Failure is a
                                      Delinquency Ratio equal to or greater                                              yes
                                      than 5.00%)
                                                                                                                 -----------


                                       1




             B.       Cumulative Default Rate
                      (1)      Defaulted Receivables in Current
                                 Period                                                    $   3,494,623
                                                                                           -------------
                      (2)      Cumulative Defaulted Receivables Including
                                    Defaulted Receivables in Current Period                   36,332,945
                                                                                           -------------
                      (3)      Original Pool Balance                                         524,999,926
                                                                                           -------------
                      (4)      Cumulative Default Rate (2) divided by (3)                                              6.92%
                                                                                                                 -----------
                      (5)      Compliance (Default Test Failure is a
                                  Cumulative Default Rate equal to or
                                  greater than 14.88%.)                                                              yes
                                                                                                                 -----------


             C.       Cumulative Net Loss Rate
                      (1)      Receivables becoming Liquidated Receivables                 $   3,582,374
                                 during period
                                                                                           -------------
                      (2)      Purchased Receivables with Scheduled
                                    Payment delinquent more than 30 days
                                    at end of period
                                                                                           -------------
                      (3)      Cram Down Losses occurring during period
                                                                                           -------------
                      (4)      Liquidation Proceeds collected during period                   (1,830,179)
                                                                                           -------------
                      (5)      Net Losses during period (1)+(2)+(3)-(4)                        1,752,195
                                                                                           -------------
                      (6)      Net Losses since Initial Cut-off Date                          14,353,678
                                 (Beginning of Period)
                                                                                           -------------
                      (7)      50% of Receivables with Scheduled Payment
                                    more than 90 days at end of period
                                    delinquent                                                 3,387,066
                                                                                           -------------
                      (8)      Original Aggregate Principal Balance
                                 plus Pre-Funded Amount as of the
                                 Closing Date                                                525,000,000
                                                                                           -------------

                      (9)      Cumulative Net Loss Rate (5)+(6)+(7)
                                     divided by (8)                                                                     3.71%
                                                                                                                 -----------
                      (10)     Compliance (Net Loss Test Failure is a
                                  Net Loss Rate equal to or
                                  greater than 8.50%.)                                                               yes
                                                                                                                 -----------


             D.       Extension Rate
                      (1)      Principal Balance of Receivables extended
                                 during current period                                         9,684,044
                                                                                           -------------
                      (2)      Beginning of Period Aggregate Principal Balance               416,015,430
                                                                                           -------------
                      (3)      Extension Rate (1) divided by (2)                                                       2.33%
                                                                                                                 -----------
                      (4)      Previous Monthly Extension Rate                                                         2.50%
                                                                                                                 -----------
                      (5)      Second previous Monthly Extension Rate                                                  2.92%
                                                                                                                 -----------
                      (6)      Average Extension Rate (3)+(4)+(5)
                                    divided by 3                                                                       2.58%
                                                                                                                 -----------
                      (7)      Compliance (Extension Test Failure is an
                                      Extension Rate equal to or greater than 4%.)                                    yes
                                                                                                                 -----------



XI.         DELINQUENCY:



             A.       Receivables with Scheduled Payment delinquent
                      (1)      31-60 days                                         #  2,814  $32,288,757             7.76%
                                                                                  ------------------------------------------
                      (2)      61-90 days                                              592    6,549,627             1.57%
                                                                                  ------------------------------------------
                      (3)      over 90 days                                            249    2,841,304             0.68%
                                                                                  ------------------------------------------

                      Receivables with Scheduled Payment delinquent
                          more than 30 days at end of period                         3,655  $41,679,688            10.02%
                                                                                  ------------------------------------------
                                                                                  ------------------------------------------



By:     ------------------------------------------------------
Name:   Preston A. Miller
Title:  Executive Vice President and Treasurer
Date:   April 2, 1999